AMENDMENT NO. 3 TO LOAN AGREEMENT

     AMENDMENT NO. 3 TO LOAN AGREEMENT (this "Third Amendment"), made and executed this 30th day of January, 2001, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

     FLEET NATIONAL BANK, a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

     (A) The Borrowers have entered into a certain Loan Agreement dated June 15, 2000 (as amended by (i) Amendment No. 1 to Loan Agreement dated August 15, 2000, and (ii) Amendment No. 2 to Loan Agreement dated November 30, 2000, hereinafter referred to as the "Loan Agreement") with the Agent and the Banks; and

     (B) The Borrowers have requested that the Banks and the Agent amend a certain provision of the Loan Agreement, and the Banks and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Certain Amendment to the Loan Agreement. Subsection 6.9(f) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           "(f)  Have or  maintain  as at the  last  day of each
                  fiscal quarter of Omega set forth below, a Leverage Ratio of not greater than the respective ratio set forth opposite each such date:

                       Date                             Maximum Leverage Ratio
                       ----                             ----------------------

                  December 31, 2000                           5.50:1.00
                  March 31, 2001                              5.50:1.00
                  June 30, 2001                               5.50:1.00
                  September 30, 2001                          5.25:1.00
                  December 31, 2001                           5.25:1.00
                  March 31, 2002                              5.00:1.00
                  June 30, 2002                               5.00:1.00
                  September 30, 2002                          4.75:1.00"
                    and the last day of each
                    fiscal quarter thereafter

     3. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Third Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

          3.1 No Default. After giving effect to this Third Amendment, no Default or Event of Default shall have occurred or be continuing.

          3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Third Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Loan Party of this Third Amendment are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Loan Party, (ii) this Third Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this Third Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

     4. Reference to and Effect Upon the Loan Agreement.

          4.1  Effect.  Except  as  specifically  set  forth  herein,  the  Loan
     Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          4.2 No Waiver; References. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Third Amendment, each reference in:

               (i)  the  Loan  Agreement  to  "this   Agreement",   "hereunder",
          "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Third Amendment.

     5. Miscellaneous.

          5.1 Expenses. The Loan Parties agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Third Amendment.

          5.2. Law. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          5.3 Fee. In the event that the Required Banks execute and deliver this Third Amendment, the Borrowers shall pay to the Agent for the benefit of each Bank that executes and delivers this Third Amendment no later than 1:00 p.m. on Tuesday, January 30, 2001 (the "Third Amendment Fee Date"), a non-refundable amendment fee equal to the product of (a) 0.03% (i.e., 3 basis points) multiplied by (b) the Revolving Credit Commitment of such Lender, as of the Third Amendment Fee Date.

          5.4 Successors. This Third Amendment shall be binding upon the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

          5.5 Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.













                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                   OMEGA HEALTHCARE
                                                     INVESTORS, INC.
                                                   DELTA INVESTORS I, LLC
                                                   DELTA INVESTORS II, LLC
                                                   JEFFERSON CLARK, INC.
                                                   NRS VENTURES, L.L.C.
                                                   OHI (CLEMMONS), INC.
                                                   OHI (FLORIDA), INC.
                                                   OHI (GREENSBORO), INC.
                                                   OHI (ILLINOIS), INC.
                                                   OHI (IOWA), INC.
                                                   OHI (KANSAS), INC.
                                                   OHI OF TEXAS, INC.
                                                   OMEGA (KANSAS), INC.
                                                   OS LEASING COMPANY
                                                   STERLING ACQUISITION CORP.
                                                   STERLING ACQUISITION CORP. II

                                                   By /s/ SUSAN A. KOVACH
                                                      --------------------------

            Susan A. Kovach, as an executive officer of all of the aforementioned entities, has executed this Third Amendment to Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if [s]he had executed this Third Amendment to Loan Agreement separately for each of the above named entities.















            Signature Page to Third Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent

                                               FLEET NATIONAL BANK, as Agent
                                               and as a Bank


                                               By:   /s/ CHRISTIAN J. COVELLO
                                                  ------------------------------
                                                   Name: Christian J. Covello
                                                        ------------------------
                                                   Title:Vice President
                                                        ------------------------


                                               DRESDNER BANK AG, NEW YORK BRANCH
                                               and GRAND CAYMAN BRANCH

                                               By:  /s/ DEBRA RITZLER
                                                  ------------------------------
                                                  Name: Debra Ritzler
                                                       -------------------------
                                                  Title:Assistant Vice President
                                                       -------------------------


                                               By: /s/  CHARLES M. O'SHEA
                                                  ------------------------------
                                                  Name: Charles M. O'Shea
                                                       -------------------------
                                                  Title:Vice President
                                                       -------------------------


                                               HARRIS TRUST AND SAVINGS BANK

                                               By:  /s/ EDWARD P. MCGUIRE
                                                  ------------------------------
                                                  Name: Edward P. McGuire
                                                       -------------------------
                                                  Title:Vice President
                                                       -------------------------


                                               BANK ONE, MICHIGAN

                                               By:  /s/ MARCIA F. VENTURA
                                                  ------------------------------
                                                  Name: Marcia F. Ventura
                                                       -------------------------
                                                  Title:First Vice President
                                                       -------------------------


                                              FOOTHILL INCOME TRUST, L.P.
                                              By FIT-GP, LLC

                                              By:   /s/ M. E. STEARNS
                                                 -------------------------------
                                                 Name:  M. E. Stearns
                                                      --------------------------
                                                 Title:  Managing Member
                                                       -------------------------


            Signature Page to Third Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent

                                              MICHIGAN NATIONAL BANK

                                              By:  /s/  L. J. CASSELMAN
                                                 -------------------------------
                                                  Name: L. J. Casselman
                                                       -------------------------
                                                  Title:Senior Asset Structuring
                                                       -------------------------
                                                        Manager
                                                       ----------
                                              LASALLE BANK NATIONAL ASSOCIATION

                                              By:   /s/ FRANCES P. DEAN
                                                 -------------------------------
                                                 Name:  Frances P. Dean
                                                      --------------------------
                                                 Title: First Vice President
                                                      --------------------------


                                              BHF (USA) CAPITAL CORPORATION

                                              By:  /s/  THOMAS J. SCIFO
                                                 -------------------------------
                                                 Name:  Thomas J. Scifo
                                                      --------------------------
                                                 Title: Vice President
                                                      --------------------------


                                              By: /s/  THOMAS DECRATH
                                                 -------------------------------
                                                 Name: Thomas Decrath
                                                      --------------------------
                                                 Title:Associate
                                                      --------------------------


                                              KBC N.V.

                                              By:   /s/ KATHERINE S. MCCARTHY
                                                 -------------------------------
                                                 Name:  Katherine S. McCarthy
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------


                                              By:  /s/ ROBERT SNAUFFER
                                                 -------------------------------
                                                 Name: Robert Snauffer
                                                      --------------------------
                                                 Title:First Vice President
                                                      --------------------------

            Signature Page to Third Amendment to Loan Agreement among
       Omega Healthcare Investors, Inc., and certain of its Subsidiaries, the Banks party thereto, and Fleet National Bank, as Agent